UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

SCHEDULE 14A

______________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

VELOCITY ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION,
DATED NOVEMBER 9, 2022

LETTER TO STOCKHOLDERS OF VELOCITY ACQUISITION CORP.
109 Old Branchville Rd.,
Ridgefield, CT, 06877

Dear Velocity Acquisition Corp. Stockholder:

You are cordially invited to attend a special meeting of Velocity Acquisition Corp., a Delaware corporation (the “Company”), which will be held on [_____], 2022, at [_____], Eastern time, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed (the “Stockholder Meeting”). You can attend the Stockholder Meeting, vote, and submit questions virtually by visiting https://www.cstproxy.com/[___]/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

The accompanying notice of the Stockholder Meeting and proxy statement describe the business the Company will conduct at the Stockholder Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated [_____], 2022, and is first being mailed to stockholders on or about that date, the Stockholder Meeting will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):

1. Proposal No. 1 — Early Termination Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to change the date by which the Company must consummate a Business Combination from February 25, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company (the “Board”) and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex A to the accompanying proxy statement;

2. Proposal No. 2 — Early Termination Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 22, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) from the Original Termination Date to the Early Termination Date (such proposal, the “Early Termination Trust Amendment Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to the accompanying proxy statement; and

3. Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, represented (either at the virtual meeting or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Early Termination Proposal or the Early Termination Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the Proposals in the accompanying proxy statement before you vote.

The purpose of the Early Termination Proposal and the Early Termination Trust Amendment Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the stockholders. After careful consideration of all relevant factors, the Board has determined that it is not feasible for the Company to complete an initial business combination (as such term is defined in the Certificate of Incorporation, the “Business Combination”) by either the Original Termination Date or the Early Termination Date. If (x) the Early Termination Proposal is approved, the

Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of our Class A common stock, par value $0.0001 per share (“Public Shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the holders (each a “Public Stockholder” and collectively, the “Public Stockholders”) of the Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

As contemplated by the Certificate of Incorporation, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Early Termination Proposal, regardless of how such Public Stockholder votes or if they vote at all; provided, however, that (a) pursuant to Section 9.1(a) of our Certificate of Incorporation, we may not redeem Public Shares in an amount that would cause the Company to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) to be less than $5,000,001 (the “Redemption Limitation”) and (b) pursuant to Section 9.7 of our Certificate of Incorporation, in the event that elections to redeem public shares would exceed the Redemption Limitation, the Early Termination Amendment would be voided even if approved by the Public Stockholders. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, Public Stockholders who elect to redeem their Public Shares will receive, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment that is lower than (b) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment.

Velocity Sponsor LLC, a Delaware limited liability company (the “Sponsor”), the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

On [___], 2022, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per share was approximately $[___] (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[___] as of [___], 2022 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Shares. If the closing price of the Public Shares was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $[___] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE INITIALLY SCHEDULED AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Holders of units of the Company (the “Units”) must elect to separate the underlying Public Shares and public warrants of the Company issued in connection with the IPO (the “Public Warrants”) prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless if we fail to complete our Business Combination by the Original Termination Date or, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the Early Termination Date. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Early Termination Proposal (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Early Termination Proposal unless the Early Termination Proposal is approved and the Early Termination Amendment is implemented. In the event that a Public Stockholder tenders its Public Shares for redemption and decides that it does not want to redeem its shares, such stockholder may withdraw the tender.

The Company plans to voluntarily delist the Units, the Public Shares and Public Warrants from the Nasdaq Capital Market LLC (“Nasdaq”) as soon as practicable after completion of the liquidation of the Trust Account, subject to the rules of Nasdaq and the Certificate of Incorporation. For further details about the reasons for the Early Termination Proposal and the Early Termination Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The Early Termination Proposal — Reasons for the Early Termination Proposal” and “Proposal No. 2 — The Early Termination Trust Amendment Proposal — Reasons for the Early Termination Trust Amendment Proposal,” respectively, in the accompanying proxy statement.

The approval of the Early Termination Proposal and the Early Termination Trust Amendment Proposal each require the affirmative vote of at least sixty five percent (65%) of the Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock present at the virtual meeting or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Approval of the Early Termination Proposal and Early Termination Trust Amendment Proposal are cross-conditioned upon one another. The Adjournment Proposal will only be put forth for a vote if there are insufficient shares of Common Stock present at the Stockholder Meeting to constitute a quorum or there are insufficient votes to approve the Early Termination Proposal or the Early Termination Trust Amendment Proposal at the Stockholder Meeting.

The Board has fixed the close of business on November [___], 2022 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Stockholder Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Stockholder Meeting or any adjournment thereof.

The Company believes that it is in the best interests of the Company’s stockholders that the Company approve the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal. After careful consideration of all relevant factors, the Board has determined that the Proposals are in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Early Termination Proposal, “FOR” the Early Termination Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Stockholder Meeting. The approval of each of the Early Termination Proposal and the Early Termination Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock present at the virtual meeting or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Accordingly, if you fail to vote at the virtual meeting or by proxy at the Stockholder Meeting, your shares will not be counted for the purposes of determining whether each of the Proposals are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the Proposals presented at the Stockholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the virtual Stockholder Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Stockholder Meeting and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Early Termination Proposal and the Early Termination Trust Amendment Proposal and no effect on the approval of the Adjournment Proposal. If you are a stockholder of record and you attend the virtual Stockholder Meeting and wish to vote directly, you may withdraw your proxy and vote at the virtual meeting.

Enclosed is the proxy statement containing detailed information about the Stockholder Meeting and the Proposals. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Velocity Acquisition Corp

Sanjay Chadda
Chairman of the Board of Directors

VELOCITY ACQUISITION CORP.
109 OLD BRANCHVILLE RD.,
RIDGEFIELD, CT, 06877

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
OF VELOCITY ACQUISITION CORP.
TO BE HELD ON [___], 2022

To the Stockholders of Velocity Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Velocity Acquisition Corp., a Delaware corporation (the “Company”), will be held on [___], 2022, at [___], Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed (the “Stockholder Meeting”). You can attend the Stockholder Meeting, vote, and submit questions virtually by visiting https://www.cstproxy.com/[___]/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

You are cordially invited to attend the Stockholder Meeting that will be held for the purpose of considering and voting on the following proposals (collectively, the “Proposals”):

1. Proposal No. 1 — Early Termination Proposal — To amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to change the date by which the Company must consummate a Business Combination from February 25, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company (the “Board”) and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex A to the accompanying proxy statement;

2. Proposal No. 2 — Early Termination Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 22, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) from the Original Termination Date to the Early Termination Date (such proposal, the “Early Termination Trust Amendment Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to the accompanying proxy statement; and

3. Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, represented (either at the virtual meeting or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Early Termination Proposal or the Early Termination Trust Amendment Proposal (the “Adjournment Proposal”).

After careful consideration of all relevant factors, including, but not limited to, the time value of money, existing market conditions, the possible imposition of the 1% excise tax on stock repurchases under the Inflation Reduction Act of 2022 (“IR Act”) on redemptions by holders of Class A Common Stock in 2023, and the conclusion that it is unlikely that the Company would be able to complete an initial business combination before the Original Termination Date, the Board has determined that the Early Termination Proposal, the Early Termination Trust Proposal, and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The Company will transact no other business at the Stockholder Meeting, except such business as may properly come before the Stockholder Meeting or any adjournments or postponements thereof.

The accompanying proxy statement contains important information about the Stockholder Meeting, the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.

Approval of the Early Termination Proposal and the Early Termination Trust Amendment Proposal each require the affirmative vote of at least sixty five percent (65%) of the issued and outstanding shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or “Public Shares”) and Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), voting together as a single class. Approval of the Early Termination Proposal and Early Termination Trust Amendment Proposal are cross-conditioned upon one another. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock present at the virtual meeting or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

As contemplated by the Certificate of Incorporation, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Early Termination Proposal, regardless of how such Public Stockholder votes or if they vote at all; provided, however, that (a) pursuant to Section 9.2(a) of our Certificate of Incorporation, we may not redeem Public Shares in an amount that would cause the Company to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) to be less than $5,000,001 (the “Redemption Limitation”) and (b) pursuant to Section 9.7 of our Certificate of Incorporation, in the event that elections to redeem public shares would exceed the Redemption Limitation, the Early Termination Amendment would be voided even if approved by the Public Stockholders. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, Public Stockholders who elect to redeem their Public Shares will receive, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment that is lower than (b) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment.

Velocity Sponsor LLC, a Delaware limited liability company (the “Sponsor”), the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

On [___], 2022, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[___] (which is expected to be the same approximate amount two business days prior to the Stockholder Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[___] as of [___], 2022 (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding Public Shares. If the closing price of the Public Shares was to remain the same until the date of the Stockholder Meeting, exercising redemption rights would result in a Public Stockholder (as defined below) receiving approximately $[___] more per share than if the shares were sold in the open market (based on the current per share redemption price). The Company cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE INITIALLY SCHEDULED AT THE STOCKHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Holders of units of the Company (the “Units”) must elect to separate the underlying Public Shares and public warrants of the Company issued in connection with the IPO (the “Public Warrants”) prior to exercising redemption rights with respect to the Public Shares. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless if we fail to complete our Business Combination by the Original Termination Date or, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the Early Termination Date. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Public Shares and Public Warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. A Public Stockholder that holds its Public Shares in an account at a brokerage firm or bank must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address to Continental in order to validly redeem its Public Shares. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote against the Early Termination Proposal (including if they do not vote at all). However, Public Stockholders will not have their shares redeemed in connection with the Early Termination Proposal unless the Early Termination Proposal is approved and the Early Termination Amendment is implemented. In the event that a Public Stockholder tenders its Public Shares for redemption and decides that it does not want to redeem its shares, such stockholder may withdraw the tender.

Holders of record of the Common Stock at the close of business on November [___], 2022 (the “Record Date”) are entitled to vote or have their votes cast at the Stockholder Meeting. On the Record Date, there were 23,000,000 issued and outstanding shares of Class A Common Stock held by the Public Stockholders and 5,750,000 issued and outstanding shares of Class B Common Stock held by the Sponsor.

The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Stockholder Meeting and have, pursuant to a letter agreement, agreed to, among other things, waive their redemption rights with respect to any Class B Common Stock held by them in connection with this Stockholder Meeting. As of the date of the accompanying proxy statement, the Sponsor holds approximately 20.0% of the issued and outstanding shares of Common Stock. The Company’s directors and officers do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the shares of Class B Common Stock held by the Sponsor, approval of each of the Early Termination Proposal and the Early Termination Trust Amendment Proposal will require the affirmative vote of 12,937,500 Public Shares (or approximately 56.3% of the Public Shares). In addition to the shares of Class B Common Stock held by Sponsor and the Company’s directors, approval of the Adjournment Proposal will require the affirmative vote of 8,625,001 Public Shares (or approximately 37.5% of the Public Shares) if all Public Shares are represented at the Stockholder Meeting and cast votes, and the affirmative vote of 1,437,501 Public Shares (or approximately 6.3% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

Enclosed is the proxy statement containing important information about the Stockholder Meeting, the Early Termination Proposal, the Early Termination Trust Amendment Proposal, and the Adjournment Proposal. Whether or not you plan to attend the Stockholder Meeting, the Company urges you to read this material carefully and vote your shares.

If you have any questions or need assistance voting your Public Shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor, by calling toll free (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing VELO.info@investor.morrowsodali.com.

The accompanying proxy statement is dated [___], 2022 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Velocity Acquisition Corp

Sanjay Chadda
Chairman of the Board of Directors

Your vote is very important. Whether or not you plan to attend the Stockholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Stockholder Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Stockholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Stockholder Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the virtual Stockholder Meeting and vote directly, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Stockholder Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER

AGENT BY 5:00 P.M. ON [___], 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE STOCKHOLDER MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THIS PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of Stockholders to be held on [___], 2022: This notice of meeting and the accompanying proxy statement are being made available to stockholders on or about [___], 2022 and are available at https://www.cstproxy.com/[___]/2022

i

VELOCITY ACQUISITION CORP.
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [___], 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the special meeting of stockholders of Velocity Acquisition Corp., a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at [___], Eastern Time, on [___] (the “Stockholder Meeting”), or at such other time and on such other date to which the meeting may be adjourned or postponed. You can attend the Stockholder Meeting, vote, and submit questions virtually by visiting https://www.cstproxy.com/[___]/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s final prospectus for its Initial Public Offering filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        the possibility that we may be unable to obtain the requisite stockholder approval of the Early Termination Proposal or the Early Termination Trust Amendment Proposal, each as defined and described below;

•        the Trust Account (as defined below) not being subject to claims of third parties;

•        the per-share redemption price;

•        the Company’s ability to complete a Business Combination (as defined below); and

•        the volatility of the market price and liquidity of the Public Shares (as defined below) and other securities of the Company.

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2022 and in other reports the Company files with the SEC. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Stockholder Meeting (as defined below) and the Proposals (as defined below) to be presented at the Stockholder Meeting. The following questions and answers do not include all the information that is important to the Company stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the Proposals to be presented at the Stockholder Meeting and the voting procedures for the Stockholder Meeting, which will be held on [___], 2022, at [___], Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. You can attend the Stockholder Meeting, vote, and submit questions virtually by visiting https://www.cstproxy.com/[___]/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:  Why am I receiving this proxy statement?

A:  The Company is a blank check company incorporated as a Delaware corporation on September 24, 2020 and formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”).

Following the closing of the Company’s initial public offering on February 25, 2021 (the “IPO”) and the full exercise of the underwriters’ over-allotment, $230,000,000 ($10.00 per unit offered in the IPO (the “Units”)) from the net proceeds of the sale of the Units in the IPO and the sale of private placement warrants (the “Private Placement Warrants”) to Velocity Sponsor LLC, a Delaware limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the IPO that holds the proceeds of the IPO (the “Trust Account”).

Like most blank check companies, the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) provides for the return of the IPO proceeds held in trust to the holders of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the Units (the “Public Shares”) if there is no qualifying Business Combination consummated on or before February 25, 2023 (the “Original Termination Date”).

The purpose of the Early Termination Proposal and the Early Termination Trust Amendment Proposal, each as defined and discussed below, is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date (as defined below) except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Stockholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Q:  What are the specific proposals on which I am being asked to vote at the Stockholder Meeting?

A:  The Company stockholders are being asked to consider and vote on the following proposals (collectively, the “Proposals”):

1. Proposal No. 1 — Early Termination Proposal — To amend the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination (as defined below) from the Original Termination Date to such other date as shall be determined by the Board and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation (the “Early Termination Amendment”) is set forth in Annex A to the accompanying proxy statement;

2. Proposal No. 2 — Early Termination Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated February 22, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental” or the “Transfer Agent”) to change the date on which Continental must commence liquidation of the Trust Account from the Original Termination Date to the Early Termination Date (the “Early Termination Trust Amendment Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to the accompanying proxy statement; and

3. Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share (the “Common Stock”), in the capital of the Company represented (either at the virtual meeting or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Early Termination Proposal or the Early Termination Trust Amendment Proposal (the “Adjournment Proposal”).

You are not being asked to vote on a Business Combination at this time. We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, we plan to cease all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.

For more information, please see “Proposal No. 1 — The Early Termination Proposal,” “Proposal No. 2 — The Early Termination Trust Amendment Proposal,” and “Proposal No. 3 - The Adjournment Proposal”.

After careful consideration, the Board has unanimously determined that the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these Proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the Proposals. See the sections titled “Proposal No. 1 — The Early Termination Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” “Proposal No. 2 — The Early Termination Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers,” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:  When and where will the Stockholder Meeting be held?

A:   The Stockholder Meeting will be held on [___], 2022, at [___], Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. You can attend the Stockholder Meeting, vote, and submit questions virtually by visiting https://www.cstproxy.com/[___]/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:  How do I attend the Stockholder Meeting?

A:   If you are a registered stockholder, you will receive a proxy card from Continental. The form contains instructions on how to attend the Stockholder Meeting virtually, including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Stockholder Meeting starting [___], 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/[___]/2022 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Stockholder Meeting. At the start of the Stockholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Stockholder Meeting. Questions pertinent to meeting matters will be answered during the designated portion of the Stockholder Meeting, subject to time limitations and in accordance with the meeting rules of conduct that will be available on the virtual meeting website.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number in order to attend the Stockholder Meeting. If you plan to vote at the Stockholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or, if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to internet, you can listen to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [___]#. Please note that you will not be able to vote or ask questions at the Stockholder Meeting if you choose to participate telephonically.

Q:  How do I vote?

A:  If you were a holder of record of shares of Common Stock on the Record Date, you may vote with respect to the Proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [___], 2022.

Voting Electronically.    You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting [___] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Votes submitted electronically l must be received by 5:00 p.m., Eastern Time, on [___], 2022.

Voting at the Virtual Meeting.    You can also vote by appearing and voting directly at the virtual Stockholder Meeting. To ensure that your shares are voted at the Stockholder Meeting, we recommend that you provide voting instructions promptly by proxy even if you plan to attend the virtual Stockholder Meeting. See the section entitled “Voting Electronically” above for instructions for voting at and attending the virtual Stockholder Meeting.

Q:  What constitutes a quorum?

A:  A quorum of our stockholders is necessary to hold a valid Stockholder Meeting. The presence, at the virtual meeting or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who beneficially owns approximately 20.0% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Sponsor, an additional 8,625,001 shares of Common Stock held by the Company’s public stockholders (each a “Public Stockholder” and collectively, the “Public Stockholders”) would be required to be present at the Stockholder Meeting to achieve a quorum. Because the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the

Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any Proposals unless instructed. Therefore, such broker non-votes will not count towards quorum at the Stockholder Meeting. In the absence of a quorum, the chairman of the Stockholder Meeting has the power to adjourn the Stockholder Meeting.

Q:  What vote is required to approve the Proposals presented at the Stockholder Meeting?

A:  The approval of each of the Early Termination Proposal and the Early Termination Trust Amendment Proposal requires the affirmative vote of at least sixty five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Approval of the Early Termination Proposal and the Early Termination Trust Amendment Proposal are cross-conditioned upon one another.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock present at the virtual meeting or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The Company may not redeem Public Shares in such an amount that would cause the Company to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) to be less than $5,000,001 (the “Redemption Limitation”). In the event that holders elect to redeem Public Shares in connection with this Stockholder Meeting in such amount that would exceed the Redemption Limitation, the Early Termination Proposal, even if approved by the stockholders, will be voided pursuant to Section 9.7 of our Certificate of Incorporation.

Q:  How will the Sponsor and the Company’s directors and officers vote?

A:  The Sponsor and the Company’s directors and officers intend to vote any Common Stock over which they have voting control in favor of each of the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 5,750,000 shares of Class B Common Stock, representing approximately 20.0% of the Company’s issued and outstanding shares of Common Stock.

In addition, the Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

Q:  Why should I vote “FOR” the Early Termination Proposal and the Early Termination Trust Amendment Proposal?

A:   The purpose of each of the Early Termination Proposal and the Early Termination Trust Amendment Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30,

2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation. The Certificate of Incorporation provides that the Company must complete a Business Combination on or prior to the Original Termination Date. Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Since our IPO on February 25, 2021, our management has conducted a rigorous search for appropriate targets, evaluating an array of companies with the goal of completing a business combination that met its investment criteria. Our management has thoroughly evaluated current adverse market conditions including unconducive capital markets, an overall decline in the SPAC market and a limited pool of public company-ready business combinations interested in pursuing a business combination via a SPAC, which have complicated efforts to find an appropriate target. Our management has encountered material changes in the market valuations of public company transactions and SPAC valuations since their IPO. This has created divergent expectations of valuation between SPACs like the Company and stockholders of the privately owned businesses that may be interested in pursuing a business combination. The Board believes such a divergence in expectations will remain the trend in the near term such that the Company will not be able to identify, agree upon and consummate a business combination with a suitable target that meets the Company’s criteria for a business combination at an acceptable valuation by or before the Original Termination Date.

Changes in the regulatory landscape have further affected the Company’s prospects for consummating a business combination, including the SEC’s proposed rules relating to, among other items enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair the Company’s ability to complete an initial business combination in the months remaining before the Original Termination Date.

The Board and management have also reviewed recent changes in U.S. tax law that could create tax liabilities in connection with stockholder redemptions after December 31, 2022. The Inflation Reduction Act of 2022 (“IR Act”), among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase, with certain exceptions. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, no guidance has been issued to date. Absent such guidance, because the Company is a Delaware corporation and its securities are trading on Nasdaq, it is currently expected that the Company will be subject to the excise tax with respect to any redemptions of its Public Shares after 2022 that are treated as repurchases for this purpose. The Board believes that there is a significant risk that redemptions of Public Shares in connection with a liquidation of the Company would be subject to the excise tax if they were to occur in 2023. In addition, it is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of Public Shares in connection with the consummation of an initial business combination in 2023 if the Company were able to consummate an initial business combination by the Original Termination Date. The excise tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased. That said, the imposition of the excise tax could reduce the amount of cash available to the Company for effecting the redemptions of Public Shares in 2023 such that redeeming holders of Public Shares may receive a per-share redemption amount that is lower than what they would otherwise be entitled to receive.

As a result of these factors, we believe that it is in the best interests of our stockholders to liquidate the Company early.

If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Thus, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, Public Stockholders who elect to redeem their Public Shares will receive a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to redeem their Public Shares in connection with the effectiveness of the Early Termination Amendment that is lower than (b) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the effectiveness of the Early Termination Amendment.

The Company plans to voluntarily delist the Units, Public Shares and Public Warrants (as defined below) from the Nasdaq as soon as practicable upon implementation of the Early Termination Amendment and liquidation of the Trust Account, subject to the rules of Nasdaq and the Certificate of Incorporation.

After careful consideration of all relevant factors, the Board has determined that each of the Early Termination Proposal and the Early Termination Trust Amendment Proposal is in the best interest of shareholders and recommends that you vote or give instruction to vote “FOR” the Early Termination Proposal and the Early Termination Trust Amendment Proposal.

Q:  What happens if the Early Termination Proposal or the Early Termination Trust Amendment Proposal is not approved?

A:  If there are insufficient votes to approve the Early Termination Proposal or the Early Termination Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Amendment and the Early Termination Trust Amendment Proposal. Approval of the Early Termination Proposal and Early Termination Trust Amendment Proposal are cross-conditioned upon one another.

If the Early Termination Proposal or the Early Termination Trust Amendment Proposal is not approved at the Stockholder Meeting or at any adjournment or postponement thereof, the Company will have until the Original Termination Date to consummate a Business Combination. If the Company is unable to consummate a Business Combination by the Original Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes divided by the total number of Public Shares then outstanding.

The Sponsor has waived its right to participate in any liquidation distribution with respect to the 5,750,000 shares of Class B Common Stock held by it. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:  If the Early Termination Proposal and Early Termination Trust Amendment Proposal are approved, what happens next?

A:  Our Board believes stockholders will benefit from the Company having the ability to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter.

Upon the approval of the Early Termination Proposal and Early Termination Trust Amendment Proposal, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of the Early Termination Amendment set forth in Annex A hereto. However, we may decide to abandon the Early Termination Proposal at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Early Termination Amendment with the Secretary of State of the State of Delaware. If we abandon the Early Termination Amendment, Public Stockholders will not have their Public Shares redeemed.

If we file the Early Termination Amendment with the Secretary of State of the State of Delaware, our Board will determine, and the Company will publicly announce, the Early Termination Date.

We have determined that it is not feasible for the Company to complete a Business Combination by the Early Termination Date. If the Early Termination Proposal and Early Termination Trust Amendment Proposal are approved, the Early Termination Proposal and Early Termination Trust Amendment Proposal are implemented and we do not consummate a Business Combination by the Early Termination Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, will expire worthless if we fail to complete our Business Combination by the Early Termination Date.

Q:  If I vote for or against the Early Termination Proposal or Early Termination Trust Amendment Proposal, do I need to request that my shares be redeemed?

A:  Yes. Whether you vote “FOR” or “AGAINST” the Early Termination Proposal or Early Termination Trust Amendment Proposal or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:  Am I being asked to vote on a Business Combination at this Stockholder Meeting?

A:  No. You are not being asked to vote on a Business Combination at this time.

Q:  May I change my vote after I have mailed my signed proxy card?

A:  Yes. Stockholders may send a later-dated, signed proxy card to Velocity Acquisition Corp., at 109 Old Branchville Rd., Ridgefield, CT, 06877, so that it is received by the Company prior to the vote at the Stockholder Meeting (which is scheduled to take place on [___], 2022) or vote electronically. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer prior to the vote at the Stockholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:  How are votes counted?

A:  Votes will be counted by the inspector of election appointed for the Stockholder Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The approval of each of the Early Termination Proposal and the Early Termination Trust Amendment Proposal requires the affirmative vote of at least sixty five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Approval of the Early Termination Proposal and Early Termination Trust Amendment Proposal are cross-conditioned upon one another. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock, voting together as a single class, present at the virtual meeting or represented by proxy and entitled to vote thereon at the Stockholder Meeting.

The presence, at the virtual meeting or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting.

With respect to the Early Termination Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

With respect to the Early Termination Trust Amendment Proposal, abstentions will have the same effect as a vote “AGAINST” the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

With respect to the Adjournment Proposal, abstentions will have no effect on the approval of the proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Q:  If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:  If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting online at the Stockholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. Each of the Early Termination Proposal, the Early Termination Trust Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these Proposals.

If you are a stockholder of the Company holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Early Termination Proposal, the Early Termination Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares on the Early Termination Proposal, the Early Termination Trust Amendment Proposal or the Adjournment Proposal at the Stockholder Meeting only if you provide instructions on how to vote.

You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:  Does the Board recommend voting “FOR” the approval of the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal?

A:  Yes. After careful consideration of the terms and conditions of each of the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal is in the best interests of the Company and its stockholders. The Board recommends that the Company’s stockholders vote “FOR” each of the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal.

Q:  What interests do the Company’s directors and officers have in the approval of the Early Termination Proposal?

A:  The Company’s directors and officers have interests in the Early Termination Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 1 — The Early Termination Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:  What interests do the Company’s directors and officers have in the approval of the Early Termination Trust Amendment Proposal?

A:  The Company’s directors and officers have interests in the Early Termination Trust Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Common Stock and Private Placement Warrants. See the section entitled “Proposal No. 2 — The Early Termination Trust Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” in this proxy statement.

Q:  Do I have appraisal rights if I object to any of the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal?

A:  No. There are no appraisal rights available to the Company’s stockholders in connection with any of the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal.

Q:  If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:  No. The holders of public warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one-third (1/3rd) of a share of Class A Common Stock at an exercise price of $11.50 per whole share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:  What do I need to do now?

A:  You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:  How do I exercise my redemption rights?

A:  If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

I. (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

II. prior to 5:00 p.m., Eastern Time, on [___], 2022 (two business days prior to the initially scheduled vote at the Stockholder Meeting) (a) submit a written request to the Transfer Agent that the Company redeem all or a portion of your Public Shares for cash and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

III. deliver your Public Shares to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of Units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Public Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Early Termination Proposal, any holder of Public Shares will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of such holder, subject to applicable law. As of [___], 2022, this would have amounted to approximately $[___] per share of Public Shares.

However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to Public Stockholders electing to redeem their Public Shares will be distributed promptly after the Stockholder Meeting.

Any request for redemption, once made by a holder of Public Shares, may be withdrawn at any time until the deadline for exercising redemption requests, unless approved by the Board. If you deliver your shares for redemption to the Transfer Agent and later decide prior to the deadline for exercising redemption requests not to elect redemption, you may request that the Company instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

No request for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on [___], 2022 (two business days prior to the initially scheduled date of the Stockholder Meeting).

If a holder of Public Shares properly makes a request for redemption and the Public Shares is delivered as described above, then, the Company will redeem Public Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Stockholder Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

If the Board of Directors decides not to implement any of the Early Termination Proposal or the Early Termination Trust Amendment Proposal for any reason, then holders of Public Shares shall not have the right to redeem their Public Shares at this time.

Q:  What are the U.S. federal income tax consequences of exercising my redemption rights?

A:  The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations.”

Q:  What should I do if I receive more than one set of voting materials for the Stockholder Meeting?

A:  You may receive more than one set of voting materials for the Stockholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:  Who will solicit and pay the cost of soliciting proxies for the Stockholder Meeting?

A:  The Company will pay the cost of soliciting proxies for the Stockholder Meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Stockholder Meeting. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:  Who can help answer my questions?

A:  If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: VELO.info@investor.morrowsodali.com

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to deliver your Public Shares (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [___], 2022 (two business days prior to the date of the Stockholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS

This proxy statement is being provided to the Company stockholders as part of a solicitation of proxies by the Board for use at the Stockholder Meeting to be held on [___], 2022, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Stockholder Meeting, the Proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [___], 2022 to all stockholders of record of the Company as of the Record Date for the Stockholder Meeting. Stockholders of record who owned Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Stockholder Meeting.

Date, Time and Place of Stockholder Meeting

The Stockholder Meeting will be held on [___], 2022, at [___], Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. You can attend the Stockholder Meeting, vote, and submit questions virtually by visiting https://www.cstproxy.com/[___]/2022 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Stockholders who hold their investments through a bank or broker and who would like to vote at the Stockholder Meeting will need to have a legal proxy from their bank or broker. If you would like to only attend the meeting and not vote your shares, then you will need to provide a proof of ownership of shares as of the record date.

The Proposals at the Stockholder Meeting

At the Stockholder Meeting, stockholders will consider and vote on the following Proposals:

1. Proposal No. 1 — Early Termination Proposal — To amend the Certificate of Incorporation to change the Original Termination Date to the Early Termination Date. A copy of the Early Termination Amendment is set forth in Annex A;

2. Proposal No. 2 — Early Termination Trust Amendment Proposal — To amend the Trust Agreement to change the date on which Continental must commence liquidation of the Trust Account from the Original Termination Date to the Early Termination Date. A copy of the proposed amendment to the Trust Agreement is set forth in Annex B; and

3. Proposal No. 3 — Adjournment Proposal — To adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock, represented (either at the virtual meeting or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Early Termination Proposal or the Early Termination Trust Amendment Proposal.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The Proposals that will be presented at the Stockholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Stockholder Meeting if you owned Common Stock at the close of business on November [___], 2022, which is the Record Date for the Stockholder Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 28,750,000 issued and outstanding shares of Common Stock, of which 23,000,000 Public Shares are held by Public Stockholders and 5,750,000 shares of Class B Common Stock are held by the Sponsor.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, at the virtual meeting or by proxy, of stockholders holding a majority of the Common Stock entitled to vote at the Stockholder Meeting constitutes a quorum at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Sponsor, who owns approximately 20.0% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, an additional 8,625,001 shares of Common Stock held by Public Stockholders would be required to be present at the Stockholder Meeting to achieve a quorum.

Abstentions

Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Early Termination Proposal and the Early Termination Trust Amendment Proposal and no effect on the approval of the Adjournment Proposal.

Under Nasdaq rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

The Early Termination Proposal, the Early Termination Trust Amendment Proposal and Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these Proposals. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of these Proposals at the Stockholder Meeting without your instruction.

Vote Required for Approval

The approval of each of the Early Termination Proposal and the Early Termination Trust Amendment Proposal requires the affirmative vote of at least sixty five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock, voting together as a single class, present at the virtual meeting or represented by proxy and entitled to vote thereon at the Stockholder Meeting, voting together as a single class.

The Sponsor and the Company’s officers and directors intend to vote all of their Common Stock in favor of the Proposals being presented at the Stockholder Meeting. As of the date of the accompanying proxy statement, the Sponsor holds approximately 20.0% of the issued and outstanding shares of Common Stock. The Company’s directors and officers do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor).

The following table reflects the number of additional Public Shares required to approve each Proposal (assuming all shares of Class B Common Stock are voted in favor of each Proposal):

		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Early Termination Proposal	65% of Issued and Outstanding	N/A	12,937,500
Early Termination Trust Amendment Proposal	65% of Issued and Outstanding	N/A	12,937,500
Adjournment Proposal	Majority of Voted Stock	1,437,501	8,625,001

Voting Your Shares

If you were a holder of record of Common Stock as of the close of business on the Record Date for the Stockholder Meeting, you may vote with respect to the Proposals electronically, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Common Stock at the Stockholder Meeting:

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Stockholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Stockholder Meeting so that your shares will be voted if you are unable to attend the Stockholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [___], 2022.

Voting Electronically.    You may attend, vote and examine the list of stockholders entitled to vote at the Stockholder Meeting by visiting [___] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials. Votes submitted electronically must be received by 5:00 p.m., Eastern Time, on [___], 2022.

Voting at the Virtual Meeting.    You can also vote by appearing and voting directly at the virtual Stockholder Meeting. To ensure that your shares are voted at the Stockholder Meeting, we recommend that you provide voting instructions promptly by proxy even if you plan to attend the virtual Stockholder Meeting in person. See the section entitled “Voting Electronically” above for instructions for voting at and attending the virtual Stockholder Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Stockholder Meeting or at the Stockholder Meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify the Company’s Chief Executive Officer in writing to Velocity Acquisition Corp., 109 Old Branchville Rd., Ridgefield, CT, 06877, before the Stockholder Meeting that you have revoked your proxy; or

•        you may attend the Stockholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters

The Stockholder Meeting has been called only to consider and vote on the approval of the Early Termination Proposal, the Early Termination Trust Amendment Proposal and the Adjournment Proposal. Under the Bylaws of the Company (the “Bylaws”), other than procedural matters incident to the conduct of the Stockholder Meeting, no other matters may be considered at the Stockholder Meeting if they are not included in this proxy statement, which serves as the notice of the Stockholder Meeting.

Who Can Answer Your Questions about Voting

If you are a the Company stockholder and have any questions about how to vote or direct a vote in respect of your, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing VELO.info@investor.morrowsodali.com.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Common Stock may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Early Termination Proposal. In connection with the Early Termination Proposal, any stockholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[___] per share of Public Shares as of [___], 2022), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, and the Early Termination Amendment is implemented the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)   deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [___], 2022 (two business days prior to the initially scheduled Stockholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of a Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent, by the Redemption Deadline.

Notwithstanding the foregoing, a Public Stockholder, together with any affiliate of such Public Stockholder or any other person with whom such Public Stockholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a Public Stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Shares on [___], 2022, the most recent practicable date prior to the date of this proxy statement, was $[___] per share. The cash held in the Trust Account on such date was approximately $[___] (including interest not previously released to the Company to pay its franchise and income taxes) ($[___] per share of Public Shares). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

For a discussion of certain material U.S. federal income tax considerations for stockholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to the Company’s stockholders in connection with the Early Termination Proposal, the Early Termination Trust Amendment Proposal or the Adjournment Proposal.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or at the virtual meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Stockholder Meeting. The Company and its directors, officers, employees and affiliates may also solicit proxies at the virtual meeting. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Morrow Sodali a fee of $[___], plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EARLY TERMINATION PROPOSAL

Overview

The Company is a blank check company incorporated as a Delaware corporation on September 24, 2020 and formed for the purpose of effectuating a Business Combination.

Following the closing of the Company’s IPO on March 3, 2021 and the full exercise of the underwriters’ over-allotment, $230,000,000 ($10.00 per Unit offered in the IPO) from the net proceeds of the sale of the Units in the IPO and the Sponsor was placed in Trust Account established at the consummation of the IPO that holds the proceeds of the IPO.

Like most blank check companies, the Company’s Certificate of Incorporation provides for the return of the IPO proceeds held in trust to the Public Stockholders if there is no qualifying Business Combination consummated on or before the Original Termination Date.

The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders.

We are proposing to adopt the Early Termination Amendment to change the Original Termination Date by which the Company must either (i) consummate its Business Combination or (ii) if the Company fails to complete such Business Combination by the Original Termination Date, cease all operations, except for the purpose of winding up, and, subject to and in accordance with the terms of the Certificate of Incorporation, redeem all of its Public Shares. The proposed Amendment shall change the Original Termination Date to the Early Termination Date.

Reasons for the Early Termination Proposal

The Company is a blank check company formed for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. After the closing of the IPO, and consistent with the Company’s business purpose, the Board and the Company’s management commenced an active search for potential business combination targets, leveraging the Company’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As of the date of this proxy statement, the Company has not entered into an agreement to effectuate a business combination. Since our IPO on February 25, 2021, our management has conducted a rigorous search for appropriate targets, evaluating an array of companies with the goal of completing a business combination that met its investment criteria. Our management has thoroughly evaluated current adverse market conditions including unconducive capital markets, an overall decline in the SPAC market and a limited pool of public company-ready business combinations interested in pursuing a business combination via a SPAC, which have complicated efforts to find an appropriate target. Our management has encountered material changes in the market valuations of public company transactions and SPAC valuations since their IPO. This has created divergent expectations of valuation between SPACs like the Company and stockholders of the privately owned businesses that may be interested in pursuing a business combination. The Board believes such a divergence in expectations will remain the trend in the near term such that the Company will not be able to identify, agree upon and consummate a business combination with a suitable target that meets the Company’s criteria for a business combination at an acceptable valuation by or before the Original Termination Date.

Changes in the regulatory landscape have further affected the Company’s prospects for consummating a business combination, including the SEC’s proposed rules relating to, among other items enhancing disclosure in business combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed business combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial business combination and could further impair the Company’s ability to complete an initial business combination in the months remaining before the Original Termination Date.

The Board and management has also reviewed recent changes in U.S. tax law that could create tax liabilities in connection with stockholder redemptions after December 31, 2022. The IR Act, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase, with certain exceptions. The U.S. Department of Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, no guidance has been issued to date. Absent such guidance, because the Company is a Delaware corporation and its securities are trading on Nasdaq, it is currently expect that the Company will be subject to the excise tax with respect to any redemptions of its Common Stock after 2022 that are treated as repurchases for this purpose. The Board believes that there is a significant risk that redemptions of Public Shares in connection with a liquidation of the Company would be subject to the excise tax if they were to occur in 2023. In addition, it is uncertain whether, and/or to what extent, the excise tax could apply to any redemptions of Public Shares in connection with the consummation of an initial business combination in 2023 if the Company were able to consummate an initial business combination by the Original Termination Date. The excise tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased. That said, the imposition of the excise tax could reduce the amount of cash available to the Company for effecting the redemptions of Public Shares in 2023 such that redeeming holders of Public Shares may receive a per-share redemption amount that is lower than what they would otherwise be entitled to receive.

As a result of these factors, we believe that it is in the best interests of our stockholders to liquidate the Company early.

The Certificate of Incorporation currently provides that the Company has until the Original Termination Date to complete its Business Combination and, if the Company does not complete a Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Board believes that the current provisions of the Certificate of Incorporation above were included to protect Public Stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial business combination target in the timeframe contemplated by the Certificate of Incorporation. However, even though the Board has determined that it is unlikely that the Company would be able to complete an initial business combination before the Original Termination Date, the Company is not permitted by the Certificate of Incorporation to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Certificate of Incorporation relating to the rights of holders of Class A Common Stock.

The purpose of the Early Termination Proposal is to enable the Company to wind up and redeem all of its outstanding Public Shares no later than December 30, 2022 by ceasing all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of the Company and our stockholders. A copy of the proposed amendment as set forth in the Certificate of Amendment to the Certificate of Incorporation is attached to this proxy statement as Annex A.

You are not being asked to vote on a Business Combination at this time. We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, we plan to cease all operations on the Early Termination Date except for the purpose of winding up and redeeming all of our outstanding Public Shares promptly thereafter, subject to and in accordance with the Certificate of Incorporation, as so amended, which the Board believes is in the best interests of our stockholders.

If the Early Termination Proposal Is Approved

If the Early Termination Proposal is approved, we plan to promptly file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware as set forth in the form attached as Annex A hereto to change the Original Termination Date to the Early Termination Date. However, we may decide to abandon the Early Termination Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Early Termination Amendment with the Secretary of State of the State of Delaware. If we abandon the Early Termination Amendment, Public Stockholders will not have their Public Shares redeemed in connection with the implementation of the Early Termination Amendment.

If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, and the amount remaining in the Trust Account may be significantly less than the approximately $[___] million that was in the Trust Account as of [___], 2022. The Sponsor, the Company’s directors or officers or any of their respective affiliates may (i) purchase Public Shares from investors (including those who vote, or indicate an intention to vote, against any of the Proposals presented at the Stockholder Meeting, or elect to redeem, or indicate an intention to redeem, Public Shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their Public Shares, or (iii) execute agreements to purchase such Public Shares from such investors or enter into non-redemption agreements. The Sponsor, the Company’s directors or officers or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market prior to the Stockholder Meeting, although they are under no obligation to do so. The purpose of such share transactions would be to increase the likelihood that the Proposals to be voted upon at the Stockholder Meeting are approved by the requisite number of votes and/or to decrease the likelihood that the Redemption Limitation is exceeded. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from stockholders that otherwise would have voted against the Proposals and elected to redeem their shares for a portion of the Trust Account. Accordingly, any such purchases that are completed after the Record Date may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Proposals and/or will not exercise its redemption rights with respect to the Public Shares so purchased. Any such purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. However, in the event that the Sponsor, the Company’s directors or officers or any of their respective affiliates purchase Public Shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the Public Shares at a price no higher than the price offered through the Company’s redemption process; (b) would not vote such Public Shares in favor of approving the Early Termination Proposal; and (c) would waive any redemption rights with respect to the Public Shares so purchased. None of the funds held in the Trust Account will be used to purchase Public Shares in such transactions.

After careful consideration of all relevant factors, the Board has determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

As contemplated by the Certificate of Incorporation, the holders of the Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval and implementation of the Early Termination Proposal, regardless of how such Public Stockholder votes or if they vote at all. If the Early Termination Proposal is approved and the Early Termination Amendment is implemented, Public Stockholders who elect to redeem their Public Shares will receive, a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then-issued and outstanding Public Shares. When calculating the per-share redemption price that the remaining Public Stockholders receive in connection with the dissolution and winding up of the Company, an additional amount of up to $100,000 of net interest may be removed from the Trust Account to pay dissolution expenses. If the Early Termination Proposal is approved and Early Termination Amendment is implemented, this may result in (a) a per-share redemption price to be paid in connection with the dissolution and winding up of the Company to Public Stockholders that do not elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment that is lower than (b) the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares in connection with the implementation of the Early Termination Amendment.

If the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date, there will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless.

In the event that holders elect to redeem Public Shares in connection with this Stockholder Meeting in such amount that would exceed the Redemption Limitation, the Early Termination Proposal, even if approved by the stockholders, will be voided pursuant to Section 9.7 of our Certificate of Incorporation.

If the Early Termination Proposal Is Not Approved

If there are insufficient votes to approve the Early Termination Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Proposal.

If the Early Termination Proposal is not approved at the Stockholder Meeting or at any adjournment or postponement thereof, the Company will continue to seek a Business Combination until the Original Termination Date. If the Company is unsuccessful in consummating a Business Combination by the Original Termination Date, then our Certificate of Incorporation provides that we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholder(s) and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Interests of the Sponsor and the Company’s Directors and Officers

When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Early Termination Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Early Termination Proposal. These interests include, among other things:

•        If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, the 5,750,000 Class B Common Stock held by the Sponsor as of the Record Date will be worthless (as the Sponsor waived liquidation rights with respect to such shares), as will the 4,400,000 Private Placement Warrants for which the Sponsor paid $6,600,000;

•        In connection with the IPO, the Sponsor and our officers and directors agreed that they shall not be entitled to redemption and liquidation rights with respect to any Public Shares that it or they hold if we do not consummate a Business Combination by the Original Termination Date; however, if the Early Termination Proposal is approved and the Early Termination Amendment is implemented, that agreement will be amended to allow the Sponsor and our officers and directors to redeem any such Public Shares in connection with the dissolution and winding up of the Company if we do not consummate a Business Combination by the Early Termination Date;

•        We have entered into an agreement pursuant to which we pay our Sponsor, $15,000 per month for executive, corporate development and other operational support, including accounting and legal services, and office space provided to members of our management team, which will termination if the Company is unable to consummate a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and the Early Termination Amendment is implemented); and

•        The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the Company’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Redemption Rights

Pursuant to the Certificate of Incorporation, holders of Public Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Early Termination Proposal. In connection with the Early Termination Proposal, any stockholder holding Public Shares may demand that the Company redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $[___] per share as of [___], 2022), calculated as of two business days prior to the Stockholder Meeting. If a holder properly seeks redemption as described in this section, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Stockholder Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)     (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)    submit a written request to the Transfer Agent, in which you (a) request that the Company redeem all or a portion of your Public Shares for cash, and (b) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

(iii)   deliver your Public Shares to the Transfer Agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [___], 2022 (two business days prior to the initially scheduled Stockholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of the Company that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker a fee and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless approved by the Board. Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent by the Redemption Deadline.

Notwithstanding the foregoing, a Public Stockholder, together with any affiliate of such Public Stockholder or any other person with whom such Public Stockholder is acting in concert is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the outstanding Public Shares, without our prior consent. Accordingly, if a Public Stockholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of the Public Shares on [___], 2022, the most recent practicable date prior to the date of this proxy statement, was $[___] per share. The cash held in the Trust Account on such date was approximately $[___] (including interest not previously released to the Company to pay its franchise and income taxes) ($[___] per share of Public Shares). Prior to exercising redemption rights, stockholders should verify the market price of Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by delivering your share certificate (either physically or electronically) to the Transfer Agent two business days prior to the vote at the Stockholder Meeting.

Vote Required for Approval

The approval of the Early Termination Proposal requires the affirmative vote of at least sixty five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Early Termination Proposal. Approval of the Early Termination Proposal and Early Termination Trust Amendment Proposal are cross-conditioned on one another.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Class B Common Stock owned by them in favor of the Early Termination Proposal. As of the date hereof, the Sponsor owns approximately 19.7% of the issued and outstanding shares of Common Stock and the Company’s directors, collectively, hold approximately 0.3% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the shares of Class B Common Stock held by the Sponsor, approval of the Early Termination Proposal will require the affirmative vote of 12,937,500 Public Shares (or approximately 56.3% of the Public Shares).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EARLY TERMINATION PROPOSAL.

PROPOSAL NO. 2 — THE EARLY TERMINATION TRUST AMENDMENT PROPOSAL

Overview

On February 25, 2021, we consummated our initial public offering of 23,000,000 Units to our Public Stockholders (each Unit comprising one Public Share and one-third of one Public Warrant), including the full 3,000,000 Units that were issued pursuant to the exercise by the underwriters of their over-allotment option, and the sale of an aggregate of 4,400,000 Private Placement Warrants to our Sponsor. As a result, an amount equal to $230,000,000 was placed in the Trust Account after deducting the underwriting discounts and commissions and offering expenses, with Continental acting as trustee. The balance of the Trust Account as of [___], 2022 was $[___].

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a Business Combination or the Company’s inability to effect a Business Combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of the then Common Stock, voting together as a single class.

Reasons for the Early Termination Trust Amendment Proposal

The Company proposes to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B, to change the date on which Continental must commence liquidation of the Trust Account to the Early Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Early Termination Date once the Early Termination Trust Amendment Proposal is approved at the Shareholder Meeting and the Early Termination Amendment is implemented.

If the Early Termination Trust Amendment Proposal is Not Approved

If there are insufficient votes to approve the Early Termination Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Early Termination Trust Amendment Proposal.

If the Early Termination Trust Amendment Proposal is not approved and a Business Combination is not completed on or before the Original Termination Date (or Early Termination Date if the Early Termination Proposal is approved and the Early Termination Amendment is implemented), then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only after and promptly after Continental’s (x) receipt of the applicable instruction letter delivered by the Company in connection with either a closing of a Business Combination or the Company’s inability to effect a Business Combination within the time frame specified in the Certificate of Incorporation or (y) upon the date that is the later of the (1) Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with the Certificate of Incorporation, if the aforementioned termination letter has not been received by Continental prior to such date.

Interests of the Sponsor and the Company’s Directors and Officers

When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as direct or indirect stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company stockholders that they approve the Early Termination Trust Amendment Proposal. The Company stockholders should take these interests into account in deciding whether to approve the Early Termination Trust Amendment Proposal. These interests include, among other things:

•        Trust Amendment Proposal is approved and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Trust Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, the 5,750,000 Class B Common Stock held by the Sponsor and certain of the Company’s directors as of the Record Date will be worthless (as the Sponsor waived liquidation rights with respect to such shares), as will the 4,400,000 Private Placement Warrants for which the Sponsor paid $6,600,000;

•        We have entered into an agreement pursuant to which we pay our Sponsor, $15,000 per month for executive, corporate development and other operational support, including accounting and legal services, and office space provided to members of our management team, which will termination if the Company is unable to consummate a Business Combination by the Original Termination Date (or the Early Termination Date if the Early Termination Proposal is approved and the Early Termination Amendment is implemented);

•        If (x) the Early Termination Trust Amendment Proposal is approved and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Trust Amendment Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, the additional fee of approximately $8,050,000 held in the Trust Account for the benefit of the representative of the underwriters of the IPO, will be distributed to holders of the Public Shares in connection the exercise of their redemption rights in connection with the implementation of the Early Termination Amendment or the liquidation of the Trust Account; and

•        The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the Company’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims.

Vote Required for Approval

The approval of the Early Termination Trust Amendment Proposal requires the affirmative vote of at least sixty five percent (65%) of the issued and outstanding shares of Common Stock, voting together as a single class. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have the same effect as a vote “AGAINST” the Early Termination Trust Amendment Proposal. Approval of the Early Termination Proposal and Early Termination Trust Amendment Proposal are cross-conditioned on one another.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote all Class B Common Stock owned by them in favor of the Early Termination Trust Amendment Proposal. As of the date hereof, the Sponsor owns approximately 19.7% of the issued and outstanding shares of Common Stock and the Company’s directors, collectively, hold approximately 0.3% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the shares of Class B Common Stock held by the Sponsor, approval of the Early Termination Trust Amendment Proposal will require the affirmative vote of 12,937,500 Public Shares (or approximately 56.3% of the Public Stock).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EARLY TERMINATION TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Stockholder Meeting to a later date or dates if necessary to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of Common Stock represented (either at the virtual meeting or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or to approve the Early Termination Proposal or the Early Termination Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Stockholder Meeting to a later date in the event, that based on the tabulated votes, there are insufficient shares of Common Stock represented (either at the virtual meeting or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Early Termination Proposal or the Early Termination Trust Amendment Proposal. In such events, the amendments to the Certificate of Incorporation and Trust Agreement contemplated by the Early Termination Proposal or the Early Termination Trust Amendment Proposal, as applicable, would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding shares of Common Stock present at the virtual meeting or represented by proxy and entitled to vote thereon at the Stockholder Meeting. Abstentions will be considered present for the purposes of establishing a quorum and will not constitute votes cast at the Stockholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Sponsor and the Company’s officers and directors intend to vote any Class B Common Stock owned by them in favor of the Adjournment Proposal. As of the date hereof, the Sponsor owns approximately 19.7% of the issued and outstanding shares of Common Stock and the Company’s directors, collectively, hold approximately 0.3% of the issued and outstanding shares of Common Stock. The Company’s officers do not own any Common Stock (excluding any securities indirectly owned by officers or directors as a result of his or her membership interest in the Sponsor). As a result, in addition to the shares of Class B Common Stock held by the Sponsor, approval of the Adjournment Proposal will require the affirmative vote of 8,625,001 shares of Class A Common Stock held by Public Stockholders (or approximately 37.5% of the Public Shares) if all Public Shares are represented at the Stockholder Meeting and cast votes, and the affirmative vote of 1,437,051 Public Shares (or approximately 6.3% of the Public Shares) if only such shares as are required to establish a quorum are represented at the Stockholder Meeting and cast votes.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of certain material U.S. federal income tax considerations of a redemption of our Public Shares for cash, and the expiration of our Public Warrants, in connection with our liquidation in the event the Early Termination Proposal and the Early Termination Trust Amendment Proposal are approved and implemented and we do not consummate a Business Combination by the Early Termination Date. This discussion applies only to beneficial owners of Public Shares and Public Warrants that are held as capital assets (generally, property held for investment) for U.S. federal income tax purposes.

This discussion is a summary only and does not describe all of the tax consequences that may be relevant to you in light of your particular circumstances, including but not limited to the alternative minimum tax, the Medicare tax on certain net investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, including but not limited to:

•        financial institutions or financial services entities;

•        broker-dealers;

•        governments or agencies or instrumentalities thereof;

•        regulated investment companies;

•        real estate investment trusts;

•        expatriates or former long-term residents of the U.S.;

•        persons that at any time actually or constructively owned 5% percent or more of our Public Shares;

•        insurance companies;

•        dealers or traders subject to a mark-to-market method of accounting with respect to the securities;

•        persons holding the securities as part of a “straddle,” constructive sale, hedge, conversion or other integrated or similar transaction;

•        persons that purchase or sell our securities as part of a wash sale for U.S. federal income tax purposes;

•        U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•        partnerships or other pass-through entities or arrangements classified as partnerships for U.S. federal income tax purposes and any beneficial owners of such entities;

•        tax-exempt entities;

•        controlled foreign corporations;

•        passive foreign investment companies;

•        persons that acquired our securities as compensation or in connection with services; and

•        our Sponsor, officers or directors.

If you are classified as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners, members or other beneficial owners will generally depend on the status of the partners, members or other beneficial owners and your activities, and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership or other pass-through entity that owns Public Shares or Public Warrants, you are urged to consult your tax advisor regarding the tax consequences of a redemption of Public Shares or the expiration of our Public Warrants.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, which are subject to change, possibly on a retroactive basis, and changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).

We have not sought, and will not seek, a ruling from the Internal Revenue Service (“IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion. You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF A REDEMPTION OF PUBLIC SHARES AND THE EXPIRATION OF OUR PUBLIC WARRANTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of Public Shares and Public Warrants who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity taxable as a corporation) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•        a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons (as defined in the Code) have authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under Treasury Regulations to be treated as a U.S. person.

Liquidating Redemption of Public Shares

If the Early Termination Proposal and the Early Termination Trust Amendment Proposal are approved and implemented and we do not consummate a Business Combination by the Early Termination Date, a redemption of a U.S. holder’s Public Shares described in this proxy statement may be treated as a distribution to such holder in complete liquidation of the Company pursuant to Section 331 of the Code, with such distribution treated as a payment received in exchange for such Public Shares. The term “complete liquidation” is not defined in the Code, and the approval of the Early Termination Proposal and the Early Termination Trust Amendment Proposal do not ensure that any distributions in redemption of Public Shares by the Company will be treated as distributions in “complete liquidation” by the IRS. In the event that a redemption of a U.S. holder’s Public Shares described in this proxy statement will be treated as a distribution to such holder in complete liquidation of the Company, the U.S. holder will recognize capital gain or loss in an amount equal to the difference between the cash received in the redemption and the U.S. holder’s adjusted tax basis in the Public Shares. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Public Shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Public Shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the Public Shares is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the Public Shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Non-Liquidating Redemption of Public Shares

If a redemption of a U.S. holder’s Public Shares pursuant to a redemption described in this proxy statement is not treated as a distribution to such holder in complete liquidation of the Company pursuant to Section 331 of the Code (a “non-liquidating redemption”), the U.S. federal income tax consequences of such redemption will instead depend on whether the redemption qualifies as a sale of the Public Shares under Section 302 of the Code. If the non-liquidating redemption so qualifies as a sale of Public Shares, the U.S. holder will have the same tax consequences as described above under “— Liquidating Redemption of Public Shares.”

Whether a non-liquidating redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. holder relative to all of our shares outstanding both before and after the redemption. The redemption of our Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of our stock that are constructively owned by it. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock the U.S. holder has a right to acquire by exercise of an option. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately before the redemption. There will be a complete termination of a U.S. holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other shares of our stock (including any stock constructively owned by the U.S. holder as a result of owning warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if a U.S. holder’s conversion results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests is satisfied and so the non-liquidating redemption does not qualify as a sale of the Public Shares under Section 302 of the Code, then the redemption will be treated as a corporate distribution that will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described above under “— Liquidating Redemption of Public Shares.”

Dividends we pay to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. holder may constitute “qualified dividends” that will be subject to tax at preferential long-term capital gains rates. It is unclear whether the redemption rights with respect to our Public Shares may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Expiration of a Public Warrant

If the Early Termination Proposal and the Early Termination Trust Amendment Proposal are approved and implemented and we do not consummate a Business Combination by the Early Termination Date, our Public Warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a U.S. holder will generally recognize a capital loss equal to such holder’s tax basis in the expired Public Warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each U.S. holder’s particular facts and circumstances.

Non-U.S. Holders

This section applies to you if you are a “Non-U.S. holder.” As used herein, the term “Non-U.S. holder” means a beneficial owner of our Public Shares who or that is for U.S. federal income tax purposes:

•        a non-resident alien individual (other than certain former citizens and residents of the United States subject to U.S. tax as expatriates);

•        a foreign corporation; or

•        an estate or trust that is not a U.S. holder;

but generally does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of the redemption of our Public Shares.

If the Early Termination Proposal and the Early Termination Trust Amendment Proposal are approved and implemented and we do not consummate a Business Combination by the Early Termination Date, the characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. holder’s Public Shares will depend on whether the redemption is in complete liquidation of the Company pursuant to Section 331 of the Code or a non-liquidating redemption, and if a non-liquidating redemption, whether it will qualify as a sale under any of the tests of Section 302 of the Code, in each case as described above “U.S. Holders.”

Liquidating Redemption and Non-Liquidating Redemption of Public Shares Taxable as a Sale

If the redemption is treated as redemption is in complete liquidation of the Company pursuant to Section 331 of the Code or as a non-liquidating redemption qualifying as a sale under Section 302 of the Code, a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such redemption, unless the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder), in which case such gain will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident (and, in the case of a Non-U.S. holder that is a corporation, potentially an additional “branch profits tax” imposed at a 30% rate (or lower treaty rate)).

Non-Liquidating Redemption of Public Shares Taxable as a Corporate Distribution

If the redemption is treated as a non-liquidating redemption that does not qualifying as a sale under Section 302 of the Code and so is taxable as a corporation distribution, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will a constitute dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and are not attributable to a U.S. permanent establishment under an applicable treaty), we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its Public Shares and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as an amount received in a redemption treated as liquidating redemption or a non-liquidating redemption qualifying as a sale under Section 302 of the Code (as described above).

The withholding tax generally does not apply to dividends paid to a Non-U.S. holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder). Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A corporate Non-U.S. holder receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

Because it may not be certain at the time a Non-U.S. holder is redeemed whether such Non-U.S. holder’s redemption will be treated as a sale of shares or a distribution constituting a dividend, and because such determination will depend in part on a Non-U.S. holder’s particular circumstances, we or the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, we or the applicable withholding agent may withhold tax at a rate of 30% on the gross amount of any consideration paid to a Non-U.S. holder in redemption of such Non-U.S. holder’s Public Shares unless special procedures are available to Non-U.S. holders to certify that they are entitled to exemptions from, or reductions in, such withholding tax. However, there can be no assurance that such special certification procedures will be available. A Non-U.S. holder generally may obtain a refund of any such excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. holders should consult their tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Expiration of a Public Warrant

If the Early Termination Proposal and the Early Termination Trust Amendment Proposal are approved and implemented and we do not consummate a Business Combination by the Early Termination Date, our Public Warrants, which do not become exercisable unless we complete an initial Business Combination, will expire worthless. In such case, a Non-U.S. holder will generally recognize a capital loss equal to such holder’s tax basis in the expired Public Warrants. The deductibility of capital losses is subject to various limitations that are not described herein because a discussion of such limitations depends on each Non-U.S. holder’s particular facts and circumstances.

Backup Withholding

In general, the gross amount of proceeds from the redemption of our Public Shares paid to a Non-U.S. holder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury regulations will be subject to backup withholding. Backup withholding is not an additional tax but is allowed as a credit against a holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS. All Non-U.S. holders should consult their tax advisors regarding the application of backup withholding to them.

FATCA

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of our Public Shares which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain

non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that provide that these withholding requirements would generally not apply to gross proceeds from sales or other dispositions of our Public Shares. However, there can be no assurance that final Treasury regulations will provide the same exceptions from FATCA withholding as the proposed Treasury regulations. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our Public Shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our Public Shares held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. All prospective investors should consult their tax advisors regarding the possible implications of FATCA on the redemption of our Public Shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of [___], 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock, by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding shares of Class A Common Stock or Class B Common Stock;

•        each of the Company’s officers and directors; and

•        all the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 28,750,000 shares of Common Stock, consisting of (i) 23,000,000 shares of Class A Common Stock and (ii) 5,750,000 shares of Class B Common Stock, issued and outstanding as of [___], 2022. The table below does not reflect record of beneficial ownership of any shares of Common Stock issuable upon exercise of the warrants or rights because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Total Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Class
Velocity Sponsor LLC (our sponsor)(3)	—	—	5,750,000	100%	20%
Garrett Schreiber(3)	—	—	—	—%	20%
Adrian Covey	—	—	—	—	—
Judge Graham	—	—	—	—	—
Nicolas Brien	—	—	—	—	—
Sanjay Chadda	—	—	—	—	—
Carla Hendra	—	—	—	—	—
Michael Lastoria	—	—	—	—	—
Steve Kassin	—	—	—	—	—
Ramin Arani	—	—	—	—	—
All executive officers and directors as a group (9 individuals)	—	—	5,750,000	100%	20%
Aristeia Capital, L.L.C.(4)	1,200,000	5.22%	—	—	—
Citadel Advisors LLC(5)	1,719,043	7.47%	—	—	—
Citadel Securities LLC(5)	3,725	*
Glazer Capital, LLC(6)	1,264,626	5.50%	—	—	—
Saba Capital Management, L.P.(7)	1,159,521	5.04%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following is 109 Old Branchville Road, Ridgefield, CT 06877.

(2)      Interests shown consist solely of founder shares, classified as Class B common stock. Such shares will automatically convert into Class A Common Stock concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.

(3)      Velocity Sponsor LLC is the record holder of the shares reported herein. Velocity Sponsor Manager LLC is the manager of the sponsor. Garrett Schreiber is the sole member of Velocity Sponsor Manager LLC and has voting and investment discretion with respect to the common stock held of record by the sponsor. Mr. Schreiber disclaims any beneficial ownership of the shares held by the sponsor, except to the extent of his pecuniary interest therein.

(4)      Based solely on a Schedule 13G filed with the SEC on February 14, 2022. Aristeia Capital, L.L.C., a Delaware limited liability company (“Aristeia Capital”), is the investment manager of, and has voting and investment control with respect to the Class A Common Stock held by, one or more private investment funds. The business address of Aristeia Capital is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(5)      Based solely on a Schedule 13G/A filed with the SEC on February 14, 2022. Citadel Advisors LLC (“Citadel Advisors”) is the portfolio manager for Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), the direct owners of 1,719,043 shares of Class A Common Stock. Citadel Advisors Holdings LP (“CAH”) is the sole member of Citadel Advisors. Citadel GP LLC (“CGP”) is the general partner of CAH. Citadel Securities LLC (“Citadel Securities”) is the direct owner of 21,097 shares of Class A common stock. CALC IV LP (“CALC4”) is the non-member manager of Citadel Securities. Citadel Securities GP LLC (“CSGP”) is the general partner of CALC4. Mr. Kenneth Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. The business address of each reporting person is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(6)      Based solely on a Schedule 13G filed with the SEC on February 14, 2022. Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), serves as investment manager with respect to the shares of Class A Common Stock held by certain funds and managed accounts (collectively, the “Glazer Funds”). Mr. Paul J. Glazer serves as the Managing Member of Glazer Capital, with respect to the shares of Class A Common Stock held by the Glazer Funds. The business address of each reporting person is 250 West 55th Street, Suite 30A, New York, New York 10019.

(7)      Based solely on a Schedule 13G filed with the SEC on June 10, 2022, Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein have shared dispositive power with respect to the Class A Common Stock reported herein. The business address of each reporting person is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

STOCKHOLDER PROPOSALS

For any proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for submission to stockholders at an annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and the Certificate of Incorporation. Such proposals must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for an annual meeting.

We have determined that it is not feasible for the Company to complete a Business Combination by either the Original Termination Date or the Early Termination Date. If (x) the Early Termination Proposal is approved, the Early Termination Amendment is implemented and we do not consummate a Business Combination by the Early Termination Date or (y) the Early Termination Proposal is not approved and we do not consummate a Business Combination by the Original Termination Date, then the Company will cease all operations except for the purpose of winding up and there will be no annual meeting at which stockholders could submit proposals.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Velocity Acquisition Corp., 109 Old Branchville Rd., Ridgefield, CT, 06877, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the Proposals to be presented at the Stockholder Meeting, you should contact the Company in writing at Velocity Acquisition Corp., 109 Old Branchville Rd., Ridgefield, CT, 06877, via email at contact@velocityacq.co or by telephone at (201) 956-1969.

If you have questions about the Proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for the Company, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing VELO.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Stockholder Meeting, or no later than [___], 2022.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
VELOCITY ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

VELOCITY Acquisition Corp., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.    The name of the Corporation is “Velocity Acquisition Corp.”

2.    The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 24, 2020 (the “Original Certificate”).

3.    An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 22, 2021 (the “Amended and Restated Certificate of Incorporation”).

4.    This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

5.    This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least sixty five percent (65%) of the Common Stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

6.    The text of Section 9.1(b) of Article IX is hereby amended and restated in its entirety to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (“SEC”) on November 24, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by December [___], 2022 (the “Deadline”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

Annex A-1

7.    The text of Section 9.2(d) of Article IX is hereby amended and restated in its entirety to read in full as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination by the Deadline, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.”

8.    The text of Section 9.7 of Article IX is hereby amended and restated in its entirety to read in full as follows:

“If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

IN WITNESS WHEREOF, the Corporation has caused this Amendment to the Amended and Restated Certificate to be signed by its Chief Financial Officer this      day of              , 2022.

VELOCITY ACQUISITION CORP.
By:
Name:	Garrett Schreiber
Title:	Chief Financial Officer

Annex A-2

ANNEX B

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of [___] 2022, is made by and between Velocity Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”).

WHEREAS, the parties hereto are parties to that certain Investment Management Trust Agreement dated as of February 22, 2021 (the “Trust Agreement”);

WHEREAS, following the closing of the Offering, a total of $230,000,000 of the net proceeds from the Offering and Private Placement was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less amounts not previously released to the Company to pay its taxes payable and up to $100,000 of interest that may be released to the Company to pay dissolution expenses) only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the date which is the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account;

WHEREAS, Section 6(d) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be modified, amended or deleted with the affirmative vote of at least sixty five percent (65%) or more of the then outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common, par value $0.0001 per share, of the Company (the “Class B Common Stock”) voting together as a single class;

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, at least sixty five percent (65%) of the then issued and outstanding Class A Common Stock and Class B Common Stock, voting together as a single class, voted affirmatively to approve this Amendment Agreement;

WHEREAS, pursuant to a special meeting of the stockholders of the Company held on the date hereof, stockholders of the Company have passed a special resolution to amend the Company’s amended and restated certificate of incorporation; and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.           Definitions.    Capitalized terms contained in this Amendment Agreement, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

2.          Amendment to the Trust Agreement.    Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by

Annex B-1

the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is, the later of (1) December [___], 2022 (the “Deadline”) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date;”

3.           Amendment to Exhibit B.    Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety with Exhibit A attached hereto.

4.           No Further Amendment.    The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

5.           References.

(a)    All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof” and terms of similar import shall in all instances continue to refer to March 3, 2021.

(b)    All references to the “Certificate of Incorporation” in the Trust Agreement (as amended by this Amendment) and terms of similar import shall mean the Company’s amended and restated certificate of incorporation.

6.           Governing Law and Jurisdiction.    This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

7.           Counterparts.    This Amendment Agreement may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

8.           Other Miscellaneous Terms.    The provisions of Sections 6(e), 6(f) and 6(j) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

Annex B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name: Francis Wolf
Title: Vice President
Velocity ACQUISITION CORP.
By:
Name: Garrett Schreiber
Title: Chief Financial Officer

Annex B-3

EXHIBIT B
[Letterhead of Company]
[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Francis Wolf & Celeste Gonzalez

Re:        Trust Account Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Velocity Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 22, 2021 (as amended from time to time, the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business (the “Business Combination”) within the time frame specified in the Company’s amended and restated certificate of incorporation, as described in the Company’s Prospectus relating to the Offering. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected __________ as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Company’s amended and restated certificate of incorporation. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

Very truly yours,
Velocity Acquisition Corp.
By:
Name:
Title:

cc: Citigroup Global Markets Inc.; Canaccord Genuity LLC

Annex B-4

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail VELOCITY ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [_], 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/[_]/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD VELOCITY ACQUISITION CORP. – THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2 AND, IF PRESENTED, PROPOSAL 3. FOR AGAINST ABSTAIN 1. Proposal No. 1 - Early Termination Proposal - Amend the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to change the date by which the Company must consummate a Business Combination from February 25, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware and no later than December 30, 2022 (such date, the “Early Termination Date” and such proposal, the “Early Termination Proposal”). A copy of the proposed amendment to the Certificate of Incorporation is set forth in Annex A to the Proxy Statement. Approval of the Early Termination Proposal and Early Termination Trust Amendment Proposal (as defined below) are cross-conditioned upon one another; FOR AGAINST ABSTAIN 2. Proposal No. 2 - Early Termination Trust Amendment Proposal - Amend the Investment Management Trust Agreement, dated February 22, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering from the Original Termination Date to the Early Termination Date (such proposal, the “Early Termination Trust Amendment Proposal”). A copy of the proposed amendment to the Trust Agreement is set forth in Annex B to the Proxy Statement. Approval of the Early Termination Proposal and Early Termination Trust Amendment Proposal are cross-conditioned upon one another; and FOR AGAINST ABSTAIN Please mark your votes like this 3. Proposal No. 3 - Adjournment Proposal – Adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of common stock, par value $0.0001 per share, represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Early Termination Proposal or the Early Termination Trust Amendment Proposal. PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND, IF PRESENTED, PROPOSAL 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature______________________________Signature, if held jointly__________________________________Date_____________, 2022 Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney .

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on [___]: This notice of meeting, the accompanying proxy statement are available at [___] FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED SPECIAL MEETING OF STOCKHOLDERS OF VELOCITY ACQUISITION CORP. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [___]: The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges the Notice of Special Meeting of Stockholders (the “Special Meeting”) and the accompanying Proxy Statement dated [___], 2022 (the “Proxy Statement”), in connection with the Special Meeting to be held on [___], 2022 at [___] a.m., Eastern time, virtually at [___], and hereby appoints Garrett Schreiber and the Chairperson of the special meeting, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of Velocity Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROPOSAL WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2 AND, IF PRESENTED, PROPOSAL 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2 AND, IF PRESENTED, PROPOSAL 3. (Continued and to be marked, dated and signed on reverse side)